SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant	[ ]

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[]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

FORUM FUNDS
THREE CANAL PLAZA
PORTLAND, ME  04101

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EXCEED DEFINED SHIELD INDEX FUND
 (formerly known as
EXCEED STRUCTURED SHIELD INDEX STRATEGY FUND)

Three Canal Plaza, Suite 600
Portland, Maine 04101

October 21, 2015

Dear Shareholder:

The Board of Trustees (the “Board”) of Forum Funds (the “Trust”) has called a special meeting (the “Special Meeting”) of the shareholders of the Exceed Defined Shield Index Fund (formerly known as the Exceed Structured Shield Index Strategy Fund) a series of the Trust (the “Fund”), to approve a new Investment Subadvisory Agreement for the Fund (the “New Agreement”) between Exceed Advisory, LLC, the adviser to the Fund (“Exceed”), and First Principles Capital Management, LLC, the subadvisor to the Fund (“FPCM”).  The Special Meeting is scheduled to be held on November 24, 2015.

Exceed has served as the Fund’s investment adviser since the commencement of operations of the Fund on October 15, 2014 pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and Exceed (the “Advisory Agreement”).

For the period December 12, 2014 through September 15, 2015, FPCM served as the Fund’s investment subadviser pursuant to an Investment Subadvisory Agreement between Exceed and FPCM (the “Original Agreement”).  On or about August 5, 2015, FPCM advised the Trust’s Board that it expected to enter into a transaction (“Transaction”) that would cause FPCM to undergo a change of control and result in the automatic termination of the Original Agreement. Pursuant to the Transaction, on September 15, 2015, FPCM became a wholly-owned subsidiary of American International Group, Inc.

In anticipation of the change in control, and to provide for continuity of management, the Board terminated the Original Agreement, effective as of September 15, 2015, immediately prior to the closing of the Transaction, and appointed FPCM as the Fund’s investment subadviser pursuant to an Interim Investment Subadvisory Agreement between Exceed and FPCM (the “Interim Agreement”).  The Interim Agreement will remain in effect until the earlier of: (i) 150 days from September 15, 2015 and (ii) the date that the Fund’s shareholders approve the New Agreement.

At a meeting held on September 11, 2015, the Board unanimously approved, subject to approval by shareholders, the New Agreement between Exceed and FPCM. Under the New Agreement, FPCM is expected to continue in its capacity as subadviser for the Fund with substantially the same investment management personnel and with no changes to the subadvisory fee rates payable under the Original Agreement, investment strategies or the management process. The Board recommends that you vote “FOR” the approval of the New Agreement.

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR VIA THE INTERNET.  NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.  THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE SPECIAL MEETING.  IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN NOVEMBER 24 , 2015.  YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET USING THE INSTRUCTIONS SHOWN ON THE PROXY CARD.  IF YOU HAVE ANY QUESTIONS ABOUT THE PROXY STATEMENT, PLEASE DO NOT HESITATE TO CALL US TOLL-FREE AT (800) 337-3503 .

We appreciate your participation and prompt response and thank you for your continued support of the Fund.

Sincerely,

Jessica Chase
President, Forum Funds

EXCEED DEFINED SHIELD INDEX FUND
 (formerly known as the
EXCEED STRUCTURED SHIELD INDEX STRATEGY FUND)

Three Canal Plaza
Portland, Maine 04101
_________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
NOVEMBER 24, 2015
_________________________

To the Shareholders of the Exceed Defined Shield Index Fund:

Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of the Exceed Defined Shield Index Fund (formerly known as the Exceed Structured Shield Index Strategy Fund) (the “Fund”), a series of Forum Funds (the “Trust”), will be held at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101 on November 24, 2015 at 10:00 a.m. (Eastern time).  The purposes of the Special Meeting are:

1.	To approve a new Investment Subadvisory Agreement for the Fund between Exceed Advisory, LLC and First Principles Capital Management, LLC; and

2.	To transact such other business as may properly come before the Special Meeting.

The Trust’s Board of Trustees has fixed the close of business on September 28, 2015 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof.  Please carefully read the accompanying Proxy Statement.

By Order of the Board of Trustees,

Zachary Tackett
Vice President & Secretary, Forum Funds
Portland, Maine
October 21 , 2015

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO VOTE EITHER (1) ON THE ENCLOSED PROXY, BY DATING AND SIGNING, AND RETURNING IT PROMPTLY IN THE ENVELOPE PROVIDED; (2) BY CALLING (TOLL FREE), THE TELEPHONE NUMBER ON YOUR PROXY CARD; OR (3) BY LOGGING ONTO THE INTERNET ADDRESS ON YOUR PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on November 24, 2015, or any adjournment thereof. This Notice and the Proxy Statement are available on the internet at www.proxy-direct.com . On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

Information to Help You Understand and Vote on the Proposals

Q:           Why am I receiving these materials?

A:
You are receiving these materials because on September 28, 2015, you owned shares of the Exceed Defined Shield Index Fund (formerly known as the Exceed Structured Shield Index Strategy Fund) (the “Fund”). As a shareholder, you have a right to vote on the proposal to approve a new investment subadvisory agreement for the Fund (the “Proposal”).

Q:           Why am I being asked to vote?

A:
On September 15, 2015, First Principles Capital Management, LLC, (“FPCM”) the Fund’s investment subadviser, entered into a transaction (“Transaction”) that would have caused it to undergo a change of control and resulted in the automatic termination of the original Investment Subadvisory Agreement between Exceed Advisory, LLC (the “Exceed”) and FPCM (“Original Agreement”). By the terms of the Transaction, FPCM became a wholly-owned subsidiary of American International Group, Inc.

In anticipation of the Transaction, and to provide for continuity of management, the Board of Trustees of the Trust (the “Board”) terminated the Original Agreement and appointed FPCM as the Fund’s investment subadviser pursuant to an Interim Investment Subadvisory Agreement between the Exceed and FPCM (the “Interim Agreement”), effective on September 15, 2015. The Interim Agreement will remain in effect for 150 days from September 15, 2015 or until the Fund’s shareholders approve a new investment subadvisory agreement (“New Agreement”). Pursuant to applicable law, shareholders of the Fund  must approve the New Agreement for it to become effective. To ensure that FPCM can continue to provide your Fund with the same investment management services, we are seeking your approval of the New Agreement.

Q:           What is the required vote to approve the Proposal?

A:
Pursuant to applicable law, shareholders of the Fund  must approve the New Agreement for it to become effective.  Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose means the affirmative vote of the lesser of either: (a) 67% or more of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

Q:           Will the Portfolio Manager change as a result of the New Agreement?

A:	No. FPCM, the Fund’s investment subadviser, has advised the Board that it expects to continue with substantially the same investment management personnel.

Q:           Will the advisory fee rate payable by the Fund increase under the New Agreement?

A:
No. The fee rate payable under the New Agreement will not increase from the Original Agreement or the Interim Agreement. In addition, Exceed has undertaken to continue the fee waiver currently in effect for the Fund until at least April 1, 2017.

Q:           How does the New Agreement differ from the Original  Agreement?

A:	The New Agreement is substantively the same as the Original Agreement. The fee rate and level of advisory services under the New Agreement will be the same as under the Original Agreement.

Q:           What will happen if the New Agreement is not approved?

A:	If shareholders do not approve the New Agreement within 150 days of September 15, 2015, the Board will take such actions as it deems in the best interests of the Fund’s shareholders.

Q:   Who will pay Fund expenses associated with the proxy?

A:
FPCM will bear the costs, fees and expenses incurred by the Fund in connection with soliciting proxies for the Proposal, including fees of proxy solicitation firms, accountants and attorneys, the fees and expenses incurred by the Fund in connection with the Transaction, and the meeting fees of the Board for meetings held in connection with the Transaction.

Q:           How does the Board recommend that I vote?

A:           After careful consideration, the Board recommends that you vote FOR the Proposal.

Q:           How do I vote my shares?

A:
You may sign and date the enclosed proxy card, and return the card by mail in the postage-paid envelope provided. Alternatively, you may vote by telephone, the Internet, or in person. To vote by telephone or the Internet, please follow the instructions listed on your proxy card. If you will attend the Special Meeting and vote in person, please let us know by calling (800) 337-3503.

Q:           Who do I contact for additional information?

A:           If you have any questions about any of the proxy materials or need assistance voting your shares, please call (800) 337-3503 .

TABLE OF CONTENTS	PAGE

INTRODUCTION...1

PROPOSAL...3

Background Information...3

The Interim Agreement...3

The New Agreement...4

Considerations of the Board of Trustees...5

INFORMATION ABOUT FIRST PRINCIPLES CAPITAL MANAGEMENT, LLC............................................................................................................................................................................7

OTHER MATTERS...8

ADDITIONAL INFORMATION...8

Other Fund Service Providers...8

Reports to Shareholders...9

SUBADVISORY AGREEMENT...EXHIBIT A

PROXY CARD...ENCLOSED

PROXY STATEMENT

EXCEED DEFINED SHIELD INDEX FUND
 (formerly known as
EXCEED STRUCTURED SHIELD INDEX STRATEGY FUND)

Three Canal Plaza
Portland, Maine  04101
____________________

Special Meeting of Shareholders
NOVEMBER 24, 2015
___________________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Forum Funds (the “Trust”), on behalf of the Exceed Defined Shield Index Fund (formerly known as the Exceed Structured Shield Index Strategy Fund), a series of the Trust (the  “Fund”), to approve a new Investment Subadvisory Agreement between the Exceed Advisory, LLC (“Exceed”) and First Principles Capital Management, LLC (“FPCM”) (the “Proposal”).  The Trust is a registered open-end investment company whose executive offices are located at Three Canal Plaza, Suite 600, Portland, Maine 04101.  Voting of Fund shares will occur at a special meeting of shareholders (the “Special Meeting”) of the Fund to be held at the offices of the Fund’s administrator, Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”), Three Canal Plaza, Suite 600, Portland, Maine 04101, on November 24, 2015 at 10:00 a.m. (Eastern time), or at any postponement or adjournment thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  The Notice of Special Meeting of Shareholders, this Proxy Statement and the proxy card are first being mailed to shareholders of the Fund on or about October 21, 2015 .

The Board has fixed the close of business on September 28, 2015 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof. As of the Record Date, there were 495,990.96 shares outstanding of the Fund’s Institutional Share class and 216,907.24 shares outstanding of the Fund’s Investor Share class .  Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held as of the Record Date.  Shares may be voted in person or by proxy.  One-third of the outstanding shares of the Fund as of the Record Date present in person or by proxy will constitute a quorum for the transaction of business at the Special Meeting. All properly executed proxies received on or before November 24, 2015 will be counted at the Special Meeting and any postponement or adjournment thereof in accordance with the instructions marked thereon or otherwise provided therein.  Proxies received after that date will be counted only if the Special Meeting is adjourned.

For purposes of determining the presence of a quorum and counting votes on the matters presented, Fund shares represented by abstentions and “broker non-votes” will be counted as present, but not as votes cast at the Special Meeting.  Broker non-votes are Fund shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the affirmative vote necessary to approve the Proposal is determined with reference to a percentage of voting power of shares present at the Special Meeting. Specifically, Section 15(a) of the 1940 Act requires that a majority of the outstanding voting securities of the Fund approve the Proposal. For this reason, abstentions and broker non-votes have the effect of being votes “Against” the Proposal.  In completing proxies, therefore, shareholders should be aware that checking the box labeled “Abstain” would result in the shares covered by the proxy being treated as if they were voted “Against” the Proposal.

If a choice is not specified on an executed proxy that is returned in time to be voted at the Special Meeting, the proxy will be voted “FOR” the Proposal.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposal.  Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Special Meeting.  In that case, the persons named as proxies will vote all proxies that they are entitled to vote for the Proposal as “For” such an adjournment and any proxies required to be voted against the Proposal will be voted “Against” such adjournment.  Abstentions and broker non-votes will not be voted “For” or “Against” any adjournment and therefore will have the effect of voting “Against” an adjournment.  A shareholder vote may be taken on the Proposal prior to adjournment if sufficient shares are present to constitute a quorum and it is otherwise appropriate.

Approval of the Proposal by the Fund requires the affirmative vote of the lesser of either (a) 67% or more of the shares of the Fund present at the Special Meeting in person or represented by proxy if the holders of more than 50% of the outstanding shares are present in person or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of the Fund.

You may vote on the Proposal by utilizing one of the following options:

By Mail:	Complete the enclosed proxy card (“Proxy Card”) and return it in the postage paid envelope provided.
By Telephone:	Call the Toll-Free number on your Proxy Card.
By Internet:	Use the Internet address on your Proxy Card.
In Person:	Attend the Special Meeting in person at 10:00 a.m. (Eastern time) on November 24, 2015, at the offices of Atlantic, Three Canal Plaza, Suite 600, Portland, Maine 04101.

If you plan to vote by mail, you should complete the Proxy Card by:
(1)	Indicating whether you vote “FOR”, “AGAINST”, or “ABSTAIN” from voting on the Proposal by checking the appropriate box on the Proxy Card;
(2)	Signing and dating the Proxy Card; and
(3)	Returning the Proxy Card in the enclosed postage-paid envelope.

To change your vote, you may send a written notice of revocation to Atlantic, at Three Canal Plaza, Suite 600, Portland, Maine, 04101, or by personally casting a vote at the Special Meeting. The written notice of revocation must:

(1)	Identify you;

(2)	State that as a Fund shareholder, you revoke your prior vote; and

(3)	Indicate your approval, disapproval or abstention from voting with respect to the Proposal.

The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust, employees of Exceed, FPCM or by an independent proxy solicitor employed by Exceed.  FPCM will bear all of the costs of the Special Meeting and the preparation, printing and mailing of this Proxy Statement, the solicitation of proxies and the tabulation of the Proxy Cards. Estimated proxy solicitation costs are approximately $ 1,175.00 .

PROPOSAL:	APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT BETWEEN EXCEED ADVISORY, LLC AND FIRST PRINCIPLES CAPITAL MANAGEMENT, LLC

Background Information

Exceed, 28 West 44th Street, 16th Floor, New York, NY 10036 , has served as the Fund’s investment adviser since the commencement of operations of the Fund on October 15, 2014 pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and Exceed (the “Advisory Agreement”).

For the period from December 12, 2014 through September 15, 2015, FPCM served as the Fund’s investment subadviser pursuant to an Investment Subadvisory Agreement between Exceed and FPCM.  On or about August 5, 2015, FPCM advised the Trust’s Board that it expected to enter into a transaction (“Transaction”) that would cause FPCM to undergo a change of control and result in the automatic termination of the Original Agreement. Pursuant to the Transaction, on September 15, 2015, current shareholders of FPCM tendered their holdings and FPCM became a wholly-owned subsidiary of American International Group, Inc.

The Original Agreement was first approved by the Fund’s initial shareholder contemporaneously with the inception of the Fund. By its own terms, the Original Agreement was to remain in effect for an initial two-year term from the date of its effectiveness and thereafter for successive annual periods, provided that such continuance was specifically approved at least annually: (i) by the Board of Trustees of the Trust (the “Board”) or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case; (ii) by a majority of the Trust’s trustees who are not parties to the agreement or interested persons of any such party (other than as trustees of the Trust) (the “Independent Trustees”).  The Board’s most recent approval of the continuation of the Original Agreement occurred at a meeting held on December 11, 2014.

For the fiscal period ended May 31, 2015, the fee to be paid by Exceed to FPCM under the Original Agreement was waived .

In anticipation of the change in control of FPCM, and to provide for continuity of management, at a meeting held September 11, 2015, the Board approved the termination of the Original Agreement, effective as of immediately prior to the consummation of the Transaction, and the Board appointed FPCM as the Fund’s investment subadviser pursuant to an interim Investment Subadvisory Agreement between Exceed and FPCM (the “Interim Agreement”). The Interim Agreement will remain in effect for 150 days from the date of its effectiveness or until the date that the Fund’s shareholders approve a new investment advisory agreement, whichever is earlier.

At the meeting of the Board held on September 11, 2015, the Board also unanimously approved the new Investment Subadvisory Agreement between Exceed and FPCM (the “New Agreement”), subject to approval by the Fund’s shareholders.  The terms of the New Agreement and services to be provided thereunder are materially the same as those provided under the Original Agreement. Furthermore, the subadvisory fee rate payable by Exceed to FPCM under the New Agreement is identical to the subadvisory fee rate payable by the Fund under the Original Agreement: 0.15% of the average daily net assets of the Fund for the first $100,000,000; 0.09% of the average daily net assets of the Fund for assets between $100,000,000 and $500,000,000; and 0.06% of the average daily net assets of the Fund for assets in excess of $500,000,000.

The Board recommends that you vote “FOR” the approval of the New Agreement.

The Interim Agreement

The Interim Agreement was approved by the Board, including the Independent Trustees, at a meeting held on September 11, 2015. The Board, including the Independent Trustees, determined that the scope and quality of services to be provided to the Fund under the Interim Agreement were equivalent to the scope and quality of services provided under the Original Agreement.  The terms of the Interim Agreement are identical in all material respects to those of the Original Agreement, except for the effective date and duration of the Interim Agreement.  The Interim Agreement provides for a termination date no later than 150 days from the date of its effectiveness or upon approval of a new investment subadvisory agreement between Exceed and FPCM by the Fund’s shareholders, whichever is earlier.  The Interim Agreement may also be terminated at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to FPCM, (ii) by Exceed on 60 days’ written notice to FPCM; or (iii) by FPCM on 60 days’ written notice to the Trust and Exceed.

Pursuant to the  Interim Agreement, FPCM has agreed to be responsible for all costs of this solicitation, including the costs of preparing this proxy statement, meeting fees and expenses and fees of counsel to the Trust and the Independent Trustees.

The New Agreement

At a meeting on September 11, 2015, the Board, including the Independent Trustees, unanimously approved the New Agreement, subject to the approval of Fund shareholders. The terms of the New Agreement and services to be provided thereunder are materially the same as those provided under the Original Agreement. Under the New Agreement, Exceed will engage FPCM, subject to the general supervision of the Board, and FPCM will manage the investment and reinvestment of the assets of the Fund. The subadvisory fee rate payable by Exceed under the New Agreement is 0.15% of the average daily net assets of the Fund for the first $100,000,000; 0.09% of the average daily net assets of the Fund for assets between $100,000,000 and $500,000,000; and 0.06% of the average daily net assets of the Fund for assets in excess of $500,000,000, which is identical to the subadvisory fee rate payable by Exceed under the Original Agreement.

The New Agreement requires FPCM, among other things, to:

(1)	make decisions with respect to all purchases and sales of securities and other investment assets of the Fund;

(2)	furnish to the Board, which has overall responsibility for the business and affairs of the Trust and the Fund, periodic reports concerning the performance and operation of the Fund;

(3)
maintain records relating to the subadvisory services rendered to the Fund as required to be maintained by the Trust pursuant to applicable law, including records pertaining to Fund transactions and the placing and allocation of brokerage orders; and

(4)	provide the Fund’s custodian and fund accountant, on each Fund business day, with information relating to all transactions concerning the Fund’s assets.

The New Agreement permits FPCM to perform investment advisory services for entities other than the Trust and the Fund. The New Agreement also provides that FPCM shall not be liable to the Trust or the Fund for mistakes of judgment or mistakes of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of  FPCM’s duties or obligations under the New Agreement or by reason of FPCM’s reckless disregard of its duties and obligations under the New Agreement. Neither the Trustees of the Trust nor the shareholders of the Fund are liable for any obligations of the Trust or the Fund under the New Agreement. Under the New Agreement, FPCM agrees that, in asserting any rights or claims thereunder, it shall look only to the assets and property of the Fund in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

If the New Agreement is approved by the Fund’s shareholders, the New Agreement will be effective for an initial two-year period and thereafter will continue in effect for successive one-year periods, provided that such continuance is approved at least annually by the Board or by a majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the New Agreement or interested persons of any such party (other than as trustees of the Trust). The New Agreement is terminable, without penalty, by the Board or by a vote of a majority of the voting securities of the Fund on 60 days’ written notice to FPCM or by FPCM on 60 days’ written notice to the Trust and Exceed, or by Exceed on 60 days’ written notice to FPCM. In addition, the New Agreement may be terminated without notice by the Board if the Board determines, in its reasonable discretion and having due regard to the protection of investors, finds that the services being rendered by FPCM under the New Agreement fail in a material way to provide responsible management to the Fund as reasonably expected from an investment adviser, as defined in the Investment Advisers Act of 1940, as amended. The New Agreement also provides for automatic termination in the event of its assignment, as that term is defined under the 1940 Act. The New Agreement may be amended or modified only by a written agreement that is properly authorized and executed by the Trust and FPCM, and, if required by the 1940 Act, by vote of a majority of the outstanding voting securities of the Fund.

Any description of the New Agreement set forth herein is qualified in its entirety by the provisions of the form of Investment Subadvisory Agreement attached hereto as Exhibit A.  You are urged to review the New Agreement in its entirety.

What is the recommendation of the Board?

Based upon its review, the Board has determined that the Proposal is in the best interests of the Fund and its shareholders.  Accordingly, after consideration of such factors and information as it considered relevant, the Board, including all of the Independent Trustees present at its September 11, 2015 meeting, unanimously approved the Proposal and voted to recommend to shareholders that they approve the Proposal.  The Board is therefore recommending that the Fund’s shareholders vote “FOR” the Proposal to approve the New Agreement, as discussed in this Proxy Statement.

Considerations of the Board of Trustees

At a Board meeting held on September 11, 2015, the Board, including the Independent Trustees, considered the approval of the new investment subadvisory agreement (“Subadvisory Agreement”) between the Exceed Advisory, LLC (“Adviser”) and First Principles Capital Management, LLC (“FPCM”) with respect to the investment subadvisory services to be provided to Fund. In considering the Subadvisory Agreement, the Board reviewed information furnished by FPCM with respect to the investment subadvisory services to be provided to a portion of the Fund’s portfolio (the “Managed Portion”). The Board also discussed the materials with Fund Counsel and, as necessary, with the Trust’s administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from representatives of the Adviser and Subadviser, and was assisted by the advice of Trustee Counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services expected to be provided to the Fund by FPCM, including information on the investment performance of similar accounts managed; (2) the costs of the services provided and projected profitability of FPCM from the relationship with the Fund; (3) the subadvisory fee, advisory fee and total expense ratio of the Fund; and (4) other benefits expected to be received by FPCM from its relationship with the Fund. In particular, the Board focused on the following factors and made the following conclusions in considering approval of the Subadvisory Agreement:

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser and FPCM, a discussion with FPCM about the personnel, operations and financial condition of FPCM, and a discussion with the Trust CCO about the compliance functions of FPCM, the Board considered the quality of services expected to be provided by FPCM under the Subadvisory Agreement with respect to the Managed Portion. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at FPCM who would have principal responsibility for the Fund, as well as the investment philosophy and decision-making process of such professionals and the capability and integrity of FPCM’s senior management and staff.  The Board also considered that there had been no material changes to the investment subadvisory services provided to the Fund since the approval of the original subadvisory agreement, and that there had been no material changes to the existing personnel at FPCM servicing the Fund. The Board further considered the Adviser’s representation that the portfolio managers of FPCM who were responsible for the Managed Portion would continue in that role following the change in control transaction.

The Board considered also the adequacy of FPCM’s resources including whether staffing levels remained adequate to provide high-quality investment advisory services.  Based on the presentation and the materials provided by the Adviser and FPCM in connection with the Board’s consideration of the approval of the Subadvisory

Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Subadvisory Agreement.

Performance

In connection with a presentation by FPCM regarding its approach to managing the Fund, the Board reviewed the historical performance of the portfolio managers of FPCM in managing accounts in a style substantially similar to that of the Fund. The Board also gave weight to the Adviser’s recommendation regarding FPCM and the Adviser’s representation that the reappointment of FPCM would positively contribute to the Adviser’s successful execution of the Fund’s overall strategy. Based on the foregoing, the Board determined that the Fund’s performance was reasonable and that the Fund and its shareholders could expect to benefit from FPCM’s management under the Subadvisory Agreement.

Compensation

The Board reviewed FPCM’s proposed compensation for providing subadvisory services to the Fund under the Subadvisory Agreement and noted that the total advisory fee paid by the Fund would not change because the subadvisory fees are paid by the Adviser and not the Fund. Further, the Board noted that the subadvisory fee paid by the Adviser to FPCM would be no greater than the compensation paid under the original subadvisory agreement. Under these circumstances, the Board concluded that the compensation paid to FPCM was not a material factor in determining whether to approve the Subadvisory Agreement.

Cost of Services and Profitability

The Board noted that the Adviser, and not the Fund, was responsible for paying the subadvisory fees due under the Subadvisory Agreement. The Board thus did not consider information regarding the costs of services provided or profits realized by FPCM from its relationship with the Fund, noting instead the arms-length nature of the relationship between the Adviser and FPCM with respect to the negotiation of the subadvisory fee rate on behalf of the Fund. Under these circumstances, the Board concluded that FPCM’s profitability was not a material factor in determining whether or not to approve the Subadvisory Agreement.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale with respect to the Subadvisory Agreements. The Board determined that because the Adviser, and not the Fund, pays the subadvisory fee, shareholders would not benefit from any economies of scale in the form of breakpoints in the subadvisory fee rate. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Subadvisory Agreements

Other Benefits

The Board noted FPCM’s representation that it would not receive significant ancillary benefits as a result of its relationship with the Fund. As a result, other benefits accrued by FPCM were not a material factor in approving the Subadvisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors; however, in light of the fact that the Adviser identifies subadvisers whose strategies it seeks to combine to achieve the Fund’s investment objective, the Board gave significant weight to the Adviser’s recommendation that FPCM be appointed as the subadviser to the Fund and to the Adviser’s representation that the appointment of FPCM would positively contribute to the Adviser’s successful execution of the overall strategy of the Fund. The Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Subadvisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the subadvisory arrangements, as outlined in the Subadvisory Agreement, were fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

If shareholders do not approve the New Agreement within 150 days of the effective date of the Interim Agreement, the Board will take such actions as it deems in the best interests of the Fund’s shareholders.

The Board, including the Independent Trustees, recommends that you vote “FOR” the Proposal.

INFORMATION ABOUT FIRST PRINCIPLES CAPITAL MANAGEMENT, LLC

FPCM is a limited liability company organized under the laws of the Delaware.  The principal executive offices of FPCM are located at 140 Broadway, 21st Floor, New York, New York 10005.  FPCM is a registered investment adviser with the Securities and Exchange Commission. FPCM is a wholly-owned subsidiary of American International Group, Inc., 175 Water Street, New York, NY 10038.

Set forth below is information about each director, member, and officer of FPCM, each of whom may be contacted at FPCM’s principal business address: 140 Broadway, 21st Floor, New York, New York  10005.

Name	Position with Adviser
Mark G. Alexandridis	Chief Investment Officer
Prasad Kadiyala	Managing Director
Hong Chen	Managing Director
Derek Peeke	Vice President
John Duff	Vice President
Saran Ananth	Associate
David Hagan	Associate
Stephen R. Miller	Chief Risk Officer, Chief Compliance Officer
Mark Lieberman	Managing Director
Laura Malvaez-Penaloza	Quantitative Analyst

No officer or director of the Trust is an officer, employee, director, partner, or shareholder of FPCM, nor do they have any material interest in FPCM or its parents or affiliates.

Section 15(f) of the 1940 Act. The Transaction involves a sale of an interest in FPCM to American International Group, Inc.  FPCM has represented to the Board that the Transaction comes within the safe harbor provided by Section 15(f) of the 1940 Act.  Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).  The Board has not been advised by FPCM of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on the Fund.

Second, during the three-year period after the Transaction closes, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.  For the three years following the Transaction, it is expected that at least 75% of the members of the Board will be Independent Trustees.

OTHER MATTERS

No other matters are expected to be presented at the Special Meeting other than the Proposal.  If any other matter properly comes before the Special Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

It is anticipated that, following the Special Meeting, the Fund will not hold any meetings of shareholders except as required by Federal law or Delaware state law.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Vice President of the Trust, Zachary Tackett, c/o Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101 so as to be received a reasonable time before the proxy solicitation for the Special Meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and Delaware law.

As of the Record Date, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the outstanding shares of the Fund.

As of the Record Date, the following shareholders beneficially or of record owned more than 5% of the outstanding shares of the Institutional Share class of the Fund:

Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
Michael G Jesselson 445 Park Avenue, Ste. 1502 New York, NY 10022	50,000.000	10.08
Exceed Holdings LLC Lawrence Solomon, COO 28 West 44th St., 16th Floor New York, NY 10036	50,000.000	10.08
Charles Schwab & Co., Inc. Special Custody FBO Customers 211 Main Street San Francisco, CA 94105	41,613.377	8.39

As of the Record Date, the following shareholders beneficially or of record owned more than 5% of the outstanding shares of the Investor Share class of the Fund:

Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
Charles Schwab & Co., Inc. Special Custody FBO Customers 211 Main Street San Francisco, CA 94105	128,159.174	59.08
National Financial Services LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	40,272.277	18.57
Pershing LLC PO Box 2052 Jersey City, NJ 07303	10,000.00	4.61

______________________
* Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership.

ADDITIONAL INFORMATION

Other Fund Service Providers

Atlantic provides administration, fund accounting, and transfer agency services to the Fund and the Trust. Pursuant to a Services Agreement with the Trust, Atlantic also provides the Trust with a President, Chief Financial Officer and Chief Compliance Officer as well as with certain other compliance services. Foreside Fund Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Trust’s principal underwriter. Foreside is not affiliated with Atlantic, American International Group, Inc. or FPCM.

Reports to Shareholders

Each Fund will furnish to shareholders without charge, on request, copies of its semi-annual report to shareholders for the period ended May 31, 2015 and copies of its annual report to shareholders for the period ended November 30, 2015, when available .  To request a copy of such report, please write to the Fund at Exceed Defined Shield Index Strategy Fund, P.O. Box 588, Portland, Maine 04112, or call the Fund toll-free at (800) 337-3503 .  The annual and semi-annual reports are also available, without charge, on the Fund’s website at www.exceedinvestments.com.

By Order of the Board of Trustees,

Zachary Tackett
Vice President & Secretary, Forum Funds

October 21 , 2015

SUBADVISORY AGREEMENT
BETWEEN
EXCEED ADVISORY LLC
AND
FIRST PRINCIPLES CAPITAL MANAGEMENT, LLC

           AGREEMENT (the “Agreement”) made as of the XXth day of December, 2015, by and between Exceed Advisory LLC, a limited liability company with its principal office and place of business at 28 West 44 Street, 16th Floor, New York, New York 10036 (the “Adviser”) and First Principles Capital Management LLC, a limited liability company with its principal office and place of business at 140 Broadway, 21st Floor, New York, New York 10005 (the “Subadviser”).

           WHEREAS, Adviser has entered into an Investment Advisory Agreement dated October 15, 2014 (the “Advisory Agreement”) with Forum Funds, a Delaware statutory trust, with its principal office and place of business at Three Canal Plaza, Suite 600, Portland, Maine 04101, (the “Trust”);

           WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

           WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Adviser acts as investment adviser for the series of the Trust listed on Appendix A hereto (the “Fund”);

           WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

           WHEREAS, Adviser desires to retain the Subadviser to perform investment advisory services for the Fund for that portion, if any, of the Fund’s assets that the Adviser allocates to the Subadviser from time to time on or after the date of this Agreement as set forth above (“Allocated Assets”) and Subadviser is willing to provide such services on the terms and conditions set forth in this Agreement;

           NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Subadviser hereby agree as follows:

           SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

           (a)           The Adviser hereby appoints Subadviser, subject to the direction and control of the Board and subject to the oversight of the Adviser, to manage the investment and reinvestment of Allocated Assets and to provide other services as mutually agreed upon.  The Subadviser accepts this appointment and agrees to render its services for the compensation set forth herein.  To the extent practical, the Adviser will seek to provide 30 days prior notice before any material reallocation of assets away from the Subadviser.  The Subadviser shall discharge the foregoing responsibilities in compliance with the objectives, policies, and limitations for the Fund set forth in the Trust’s current Registration Statement (defined below) as amended from time to time and applicable laws and regulations and in compliance with any guidelines set by the Adviser from time to time provided such guidelines also: (i) are in compliance with the foregoing; and (ii) have been delivered to Subadviser in writing and reasonably in advance of the implementation of any material changes.

           (b)           In connection herewith, the Adviser has delivered or otherwise made available to the Subadviser copies of (i) the Trust’s Trust Instrument and Bylaws (collectively, as amended from time to time, “Organic Documents”), (ii) the Trust’s Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the 1940 Act (the “Registration Statement”), (iii) the Trust’s current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”), (iv) each plan of distribution or similar document adopted by the Trust on behalf of the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust on behalf of the Fund; and (v) all policies and procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Subadviser with all amendments of or supplements to the foregoing to the extent required for the Subadviser to perform its obligations under this Agreement.  The Adviser shall deliver to the Subadviser: (1) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) appointing the Adviser and Subadviser and approving the Trust’s advisory agreement with the Adviser and this Agreement; (2) a certified copy of the resolution of the Fund’s shareholder(s), if applicable, appointing the Adviser and Subadviser; (3) a copy of all proxy statements and related materials relating to the Fund; and (4) a certified copy of the resolution from the Trust and the Adviser identifying the officers of the Adviser and/or the Trust; and (5) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c)           The Subadviser has delivered to the Adviser and the Trust a copy of: its (i) Form ADV as most recently filed with the SEC, (ii) code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”), and (iii) compliance program that meets the requirements of the federal securities laws.  The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing.

           SECTION 2.  DUTIES OF THE ADVISER

           In order for the Subadviser to perform the services required by this Agreement, the Adviser shall (i) cause all service providers to the Trust to furnish information relevant to Subadviser roles and responsibilities to the Subadviser and assist the Subadviser as may be required; (ii) ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust relevant to Subadviser roles and responsibilities, the Adviser or any service provider to the Trust; and (iii) deliver to the Subadviser copies of all materials relevant to

Subadviser roles and responsibilities it provides to the Board in accordance with the Advisory Agreement.

SECTION 3.  DUTIES OF THE SUBADVISER

           (a)           The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets of the Allocated Assets.  To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to the Allocated Assets.  In all purchases, sales and other transactions in securities and other investments in the Allocated Assets, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund, subject to such proxy voting policies as approved by the Board (and as have been provided by the Adviser to the Subadviser in writing) and including entering into such agreements (such as, but not limited to futures or other derivatives) as is deemed necessary by Subadviser to manage the Allocated Assets. All such investments will conform to the Registration Statement or such other applicable guidelines as have been provided by the Adviser to the Subadviser in writing.

           Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and applicable regulations and interpretations, the Subadviser may allocate brokerage on behalf of the Fund to a broker-dealer who provides research services.  Subject to compliance with Section 28(e), the Subadviser may cause the Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser’s overall responsibilities to the Fund or its other advisory clients.  The Subadviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates.  Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Subadviser, the Subadviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

           (b)           The Subadviser will report to the Board at each meeting thereof as reasonably requested by the Adviser or the Board all material changes in the Allocated Assets of the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Subadviser, and on its own initiative, or as reasonably requested by the Adviser or the Board, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund’s holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise.  The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the

Subadviser may believe appropriate or as the Adviser or the Board reasonably may request.  In making purchases and sales of securities and other investment assets for the Fund, the Subadviser will comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Trust’s or the Fund’s policies and procedures (to the extent that such directions, policies and procedures have been provided to the Subadviser in writing), the Registration Statement, the 1940 Act, the Securities Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws.  In making purchases and sales of securities and other investment assets for the Fund, the Subadviser is prohibited from consulting with other subadvisers to the Fund. The Adviser will provide reasonable notice to the Subadviser of any material changes to the Trust’s policies and procedures applicable to the Fund and the Registration Statement to the extent that the Adviser has actual knowledge of such changes.

           (c)           The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser.  No obligation may be incurred on the Trust’s or Adviser’s behalf in any such respect.  The Adviser acknowledges receipt of the Form ADV.

           (d)           The Subadviser will report to the Board all matters related to the Subadviser that it reasonably believes are material to the Subadviser’s performance of this Agreement.  On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board.  The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Allocated Assets or senior management of the Subadviser, in each case as soon as practicable and in any case prior to or promptly after such change.

           (e)           The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders with respect to the Allocated Assets as are required to be maintained by the Trust under the 1940 Act.  The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law.  To the extent required by law, the books and records pertaining to the Allocated Assets, which are in possession of the Subadviser, shall be the property of the Trust.  The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser’s normal business hours.  Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

           (f)           The Subadviser will reasonably cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants’ duties.

           (g)           The Subadviser will provide the Fund and the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Allocated Assets as the Fund and the Fund’s custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Trust’s Portfolio Securities Valuation Procedures; provided however the Subadviser is only assisting the Fund in its pricing responsibilities and shall not be deemed the pricing agent for the Fund.

           (h)           The Subadviser may invest Allocated Assets in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser upon the prior notice to and consent of the Adviser.

    (i)           The Subadviser may effect transactions with respect to the Allocated Assets pursuant to Rules 17a-7 and 17e-1 of the 1940 Act if such transactions are effected in accordance with the Trust’s Rule 17a-7 Procedures and Rule 17e-1 Procedures.

    (j)           The Subadviser, at its expense, will provide the Adviser with such compliance reports and certifications relating to its duties under this Agreement and the federal securities laws as may be agreed upon by such parties from time to time.  The Subadviser also shall: (i) cooperate with and provide reasonable assistance to the Adviser, the Trusts’ administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund, the Trust and the Adviser; (ii) keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund, the Trust and the Adviser; (iii) provide prompt responses to reasonable requests made by such persons; and (iv) maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

    (k)           The Subadviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time and which constitute Allocated Assets in accordance with the Subadviser’s proxy voting policies and procedures, as approved by the Board.

           SECTION 4.  COMPENSATION; EXPENSES

           (a)           In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to the Allocated Assets, a fee at an annual rate as listed in Appendix B hereto.  Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears within 15 days of each calendar month for services performed hereunder during the prior calendar month.  If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs.  Upon termination of this Agreement with respect to the Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of the termination.

   (b)           No fee shall be payable hereunder with respect to that portion of the Allocated Assets which are invested in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser and for which Subadviser already receives an advisory fee.

           SECTION 5.  STANDARD OF CARE; INDEMNIFICATION

           (a)           The Adviser shall expect of the Subadviser, and the Subadviser will give the Adviser the benefit of, the Subadviser’s best judgment and efforts in rendering its services hereunder. Subject to the provisions of Section 5(e), below, the Subadviser shall not be liable hereunder to the Adviser or the Trust for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders except (i) in the case of bad faith, willful misfeasance or gross negligence in the performance of the Subadviser’s duties or obligations under this Agreement or (ii) by reason of the Subadviser’s reckless disregard of its duties and obligations under this Agreement. The Subadviser acknowledges that the federal securities laws impose liabilities under certain circumstances on persons who have a fiduciary duty toward their clients and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Adviser or the Trust may have under any federal securities laws that cannot be waived.

           (b)           The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Subadviser by the Adviser or the Trust; (ii) the advice of counsel to the Trust; and/or (iii) any written instruction or certified copy of any resolution of the Board.

           (c)           The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

           (d)           The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

           (e)           The Subadviser shall indemnify the Trust, the Adviser and each of their respective trustees, members, officers, employees and agents, and each person, if any, who controls the Trust or the Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys’ and accountants’ fees and disbursements) (collectively, “Losses”),  howsoever arising, but only insofar as such Losses (or actions with respect thereto) arise out of or are based upon (i) the failure of the Subadviser to comply with applicable law or a registration requirement pursuant to applicable law; (ii) any actual or alleged material misstatement or omission in the Registration Statement, the Prospectus or any communication to current or prospective investors in the Trust relating to disclosure about the Subadviser or the Trust provided in writing to the Adviser or the Trust by the Subadviser for inclusion in such documents; or (iii) bad faith, willful misfeasance or gross negligence by the Subadviser in the performance of the Subadviser’s duties or obligations under this Agreement or by reason of the Subadviser’s reckless disregard of its duties and obligations under this Agreement; provided, however, that in no case is the Sub-Adviser’s indemnity in favor of any person deemed to protect such person against any liability to which such person would otherwise be subject by reason of his, her or its own willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its (i) reckless disregard of obligations or duties to the Trust or (ii) violation of the federal securities laws.

    (f)           The Adviser shall indemnify the Subadviser and each of its members, officers, employees and agents, and each person, if any, who controls the Subadviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all Losses, howsoever arising, but only insofar as such Losses (or actions with respect thereto) arise out of or are based upon (i) the failure of the Adviser to comply with applicable law or a registration requirement pursuant to applicable law; (ii) any actual or alleged material misstatement or omission in the Registration Statement, the Prospectus or any communication to current or prospective investors in the Trust relating to disclosure about the Adviser provided in writing by the Adviser to the Trust for inclusion in such documents; or (iii) bad faith, willful misfeasance or gross negligence by the Adviser in the performance of the Adviser’s duties or obligations under this Agreement or its duties or obligations to the Trust, or by reason of the Adviser’s reckless disregard of such duties or obligations; provided, however, that in no case is the Adviser’s indemnity in favor of any person deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or (i) its reckless disregard of obligations and duties under this Agreement or (ii) violation of the federal securities laws.

    (g)           Promptly after receipt of notice of any action, arbitration, claim, demand, dispute, investigation, lawsuit or other proceeding (each a “Proceeding”) by a party seeking to be indemnified under this section (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under this section (the “Indemnifying Party”) notify the Indemnifying Party in writing of the commencement of such Proceeding. No Indemnified Party seeking indemnification, reimbursement or contribution under this Agreement will, without the Indemnifying Party’s written consent, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Proceeding.  Promptly after receipt by an Indemnified Party of notice of the commencement of any Proceeding, such Indemnified Party will notify the Indemnifying Party thereof.  The failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which the Indemnifying Party may have hereunder except to the extent such failure results in prejudice to the Indemnifying Party.  In case any Proceeding is brought against any Indemnified Party and it notifies the Indemnifying Party of the commencement or making thereof, the Indemnifying Party will be entitled to participate therein and, to the extent that the Indemnifying Party may elect by notice to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, to assume the defense thereof, provided that the counsel selected by the Indemnifying Party is reasonably acceptable to all Indemnified Parties.  Upon receipt of notice from the Indemnifying Party to such Indemnified Party of the Indemnifying Party’s election so to assume the defense of such Proceeding, the Indemnifying Party will not be liable to such Indemnified Party under this indemnification provision for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof (other than costs of investigation or the production of documents or witnesses) (i) unless the Indemnifying Party has failed to provide legal counsel reasonably satisfactory to such Indemnified Party in a timely manner; or (ii) such Indemnified Party shall have reasonably concluded that the representation of such Indemnified Party by legal counsel selected by the Indemnifying Party would be inappropriate due to actual or potential differing interests, in which case the Indemnifying Party will pay reasonable fees and disbursements of one separate counsel retained by the Indemnified Party as incurred.

   (h)           The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law.

           SECTION 6.  EFFECTIVENESS, DURATION AND TERMINATION

           (a)           This Agreement shall become effective with respect to a Fund as of the date specified in Appendix A to this Agreement following the approval (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of such party, and (ii) if required by the 1940 Act, by vote of a majority of the Fund’s outstanding voting securities.

           (b)           Unless earlier terminated, this Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust’s Trustees who are not interested persons (as defined in the 1940 Act.

           (c)           This Agreement may be terminated by the Fund if the Board of Trustees of the Trust, in its reasonable discretion and having due regard to the protection of investors and to the effectuation of the policies declared in section 1(b) of the 1940 Act, find that the services being rendered by the Subadviser under this Agreement, fail in a material way to provide responsible management to the Fund as reasonably expected by an investment adviser, as defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”); provided that the Subadviser shall have the opportunity, within ten (10) days of receipt of a written notice describing any such failure and the reasons therefor in reasonable detail, to cure the failure that is the subject of such notice.

           (d)           This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, (ii) by the Adviser on 60 days’ written notice to the Subadviser or (iii) by the Subadviser on 60 days’ written notice to the Trust and the Adviser.  This Agreement shall terminate immediately (x) upon its assignment without the prior written consent of each of the Advisor and the Subadviser and the approval of the Trust or (y) upon termination of the Advisory Agreement.

           SECTION 7.  ACTIVITIES OF THE SUBADVISER

           Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser’s right, or the right of any of the Subadviser’s partners, directors, officers, employees, contractors or other agents to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind for compensation to any other entity.

           SECTION 8.  REPRESENTATIONS OF SUBADVISER.

           The Subadviser represents and warrants to the Adviser that:

           (a)           It is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

   (b)           It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

   (c)           It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Subadviser in order to perform its services contemplated by this Agreement; and

   (d)           It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

    SECTION 9. REPRESENTATIONS OF ADVISER.

           The Adviser represents and warrants to the Subadviser that:

           (a)           It is registered as an investment adviser under the Advisers Act, as amended (“Advisers Act”) (and will continue to be so registered for so long as this Agreement remains in effect);

   (b)           It is not prohibited by the 1940 Act or the Advisers Act from acting as an adviser to the Trust;

   (c)           It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Adviser in order to perform to act as an adviser to the Trust; and

   (d)           It will promptly notify the Subadviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

           The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of the Fund under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

           SECTION 11.  MISCELLANEOUS

           (a)           No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

           (b)           No party to this Agreement shall be liable to any other party for extended, consequential, punitive or similar damages under any provision of this Agreement.

           (c)           This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

           (d)           This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

           (e)           This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

           (f)           If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Subadviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

           (g)           Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

           (h)           Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

           (i)           No affiliated person, employee, agent, director, partner, officer or manager of the Adviser or the Subadviser shall be liable at law or in equity for the Adviser’s or the Subadviser’s, as applicable, obligations under this Agreement.

           (j)           The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

   (k)           Each of the undersigned warrants and represents, in their respective capacities as an officer of the applicable party, and not individually, that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

           (l)           Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation.  The Subadviser hereby consents to the disclosure to third parties of investment results and other Fund data in connection with providing composite investment results and related information of the Subadviser or otherwise.  The Subadviser also consents to the disclosure of Fund data to the Fund’s other service providers so that those providers may perform the services they are contractually obligated to render to the Trust.  The Adviser consents to the disclosure by the Subadviser of its investment results of the Allocated Assets, as part of composite investment results or otherwise.  The Adviser further consents to the disclosure of the Subadviser’s relationship with the Adviser and the Fund, including the value of the Allocated Assets from time to time.

   (m)           The Subadviser may from time to time make available without charge to the Adviser or the Trust any marks or symbols owned by the Subadviser (the “Mark”), including marks or symbols containing the Mark or any variation thereof, to use in the Fund’s Registration Statement and/or Fund sales literature.  Any use of the Marks shall be subject to the direction and control of the Subadviser.

   (n)           The Subadviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust’s or Fund’s name which merely refers in accurate and factual terms to the Trust or Fund in connection with Subadviser’s role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

          (o)           The provisions of Sections 5, 6, 10 and 11 shall survive any termination of this Agreement.

[Signature Page to Subadvisory Agreement]

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

EXCEED ADVISORY LLC

                                                                    Name:  Joseph Halpern
                                                                    Title:   Principal and Portfolio Manager

                                                      FIRST PRINCIPLES CAPITAL MANAGEMENT LLC

                                                                    Name:
                                                                    Title:

SUBADVISORY AGREEMENT
BETWEEN
EXCEED ADVISORY LLC
AND
FIRST PRINCIPLES CAPITAL MANAGEMENT, LLC

Appendix A

Series of the Trust:

Exceed Defined Shield Index Fund
Exceed Defined Hedge Index Fund
Exceed Defined Enhancement Index Fund

SUBADVISORY AGREEMENT
BETWEEN
EXCEED ADVISORY LLC
AND
FIRST PRINCIPLES CAPITAL MANAGEMENT, LLC

Appendix B

Series:

Exceed Defined Shield Index Fund
Exceed Defined Hedge Index Fund
Exceed Defined Enhancement Index Fund

Effective Date

XX, 2015

Fees

Fee calculated as a percentage of the annual average daily net Allocated Assets.

    · FPCM will be paid monthly the following schedule based on the daily NAV of the underlying fixed income and cash portfolios (Allocated Assets) based on custodian reports:
o	$0 - $100,0000,000: 15 basis points
o	$100,000,000-$500,000,000: 9 basis points
o	> $500,000,000: 6 basis points

   · Due to the reporting requirements of the Fund, Subadviser may charge the Fund an ongoing reporting fee equal to 1 bp on assets under management.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting to Be Held on November 24, 2015.
The Proxy Statement for this meeting is available at https://www.proxy-direct.com/exc-27149

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

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The Board of Trustees recommends a vote “FOR” the following proposal.